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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 25, 1996

                       METRO ONE TELECOMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)

        Oregon                       0-27024                   93-0995165
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(State of incorporation)     (Commission file Number)        (IRS Employer
                                                            Identification No.)

                8405 S.W. Nimbus Avenue, Beaverton, Oregon 97008
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        Registrant's telephone number, including area code (503) 643-9500
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ITEM 5. Other Events

Metro One Telecommunications ("Metro One") announced on November 25, 1996, that provision of its enhanced directory assistance services to GTE Mobilnet subscribers will be discontinued in the San Diego area. This phase-out, beginning in November 1996, is expected to be completed effective January 1997. Metro One initiated service to subscribers in the San Diego area under a contract with US West NewVector in 1992. Metro One began providing service to GTE Mobilnet in 1995 as a result of a swap by GTE and US West NewVector of their Portland and San Diego license areas, respectively. GTE Mobilnet contributed approximately 5 percent of Metro One's revenues in the first nine months of 1996. Directory assistance for GTE Mobilnet in San Diego is expected to be provided remotely by GTE Corporation operators.

Metro One's president and chief executive officer, Timothy A. Timmins, said, "Although personnel levels at the San Diego call center will be temporarily reduced by an amount commensurate with the expected reduction in call volume, the call center will continue to service an existing trial arrangement and is expected to begin servicing Sprint PCS upon the initiation of its PCS services in California and Nevada."

"The San Diego call center remains an important part of our plan to provide local and nationwide EDA from our nationwide network of call centers," Timmins continued. "We recently signed a multi-year national agreement to provide EDA to Sprint PCS. This agreement is expected to generate EDA calls from, among other areas, California and Nevada, and this potential call volume is expected to be serviced initially from our San Diego call center. Of course, future call volume will be dependent on a number of factors, including the timing of introduction of our customers' wireless services in each area and their success in penetrating inch respective geographic market."

This press release contains forward-looking statements which are made pursuant to the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. The forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements, including, but not limited to, the factors detailed in the Company's Securities and Exchange Commission filings. The forward-looking statements should be considered in light of these risks and uncertainties.

Metro One Telecommunications, Inc. is an independent developer and provider of Enhanced Directory Assistance(R) services for the wireless telecommunications industry. The Company currently provides its services from eleven call centers located throughout the country.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           METRO ONE TELECOMMUNICATIONS, INC.
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                                                      (Registrant)



Date: November 25, 1996                    By: /s/ Timothy A. Timmins
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                                           Timothy A. Timmins
                                           President and Chief Executive Officer